UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      December 9, 2011 (December 5, 2011)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-49669                   30-0658859
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                  10019
    (Address of principal executive offices)                      (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 8.01 OTHER EVENTS

On December 9, 2011, Tyree Holdings Corp. ("Tyree"), a majority-owned subsidiary of Amincor, Inc., issued a company statement acknowledging Getty Petroleum Marketing, Inc.'s ("GPMI") filing of a voluntary petition for Chapter 11 reorganization in the United States Bankruptcy Court for the Southern District of New York (the "Court"). On December 5, 2011, the Court approved Tyree as a "critical vendor". This status allows Tyree to continue its normal business relationship with GPMI, by allowing Tyree to be paid for services provided prior to the bankruptcy filing to the extent made after its designation as a critical vendor. The order does not apply to payments made to Tyree prior to the Chapter 11 filing. Additionally, with respect to post-petition services to GPMI, Tyree is entitled to 100% payment for such services in the ordinary course of GPMI's business.

A copy of Tyree's company statement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    99.1     Tyree Company Statement, dated December 9, 2011

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMINCOR, INC.

Date: December 9, 2011

                                        By: /s/ John R. Rice, III
                                            ------------------------------------
                                            John R. Rice, III
                                            President


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